Capital Leases Payable (Details) - USD ($)	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Capital Leases Payable [Abstract]
Capital lease obligation to a financing company for a term of five (5) years, collateralized by equipment, with interest at 10.0% per annum, with principal and interest due and payable in monthly installments of $383.10	$ 5,204	$ 6,619	$ 21,861
Less current maturities	(3,524)	(3,524)	(3,524)
Capital lease obligation, net of current maturities	1,680	3,095	18,337
TOTAL CAPITAL LEASE OBLIGATION	$ 5,204	$ 6,619	$ 21,861